EXHIBIT 10.97

                              U.S. HELICOPTER CORP.

                              AMENDMENT NUMBER 1 TO
                                    WARRANTS
              NOS. USHP-1 AMENDED, USHP-2 AMENDED, USHP-3 AMENDED,
                    USHP-4 AMENDED, USHP-5 AMENDED, USHP-6-1

              THIS WARRANT AMENDMENT SHOULD BE ATTACHED TO EACH OF
                              THE ORIGINAL WARRANTS

This Amendment to Warrant (this "Amendment") dated March 31, 2008 is issued in connection with those certain Warrants Nos. USHP-1 AMENDED, USHP-2 AMENDED, USHP-3 AMENDED, USHP-4 AMENDED, USHP-5 AMENDED, USHP-6-1 (each a "Warrant" and collectively, the "Warrants") issued by U.S. Helicopter Corp., (the "Company") to YA GLOBAL INVESTMENTS, L.P. (F/K/A CORNELL CAPITAL PARTNERS, L.P.) (the "Holder"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Debentures.

      THIS CERTIFIES THAT, the following amendments are hereby made to the
Warrants:

      1. The Exercise Price of each of the Warrants shall hereinafter be equal to $0.30, as may be adjusted from time to time pursuant to the terms of each Warrant.

      IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

                                         U.S. HELICOPTER CORP.

                                         By: /s/ John G. Murphy
                                             ------------------------
                                             Name: John G. Murphy
                                             Title: CEO and President